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                                                                    EXHIBIT 10.1

                          UNITED COMMUNITY BANKS, INC.
                       2000 KEY EMPLOYEE STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT
                  (INCENTIVE STOCK OPTION - EXECUTIVE OFFICER)

OPTIONEE:                             ___________________________

NUMBER OF ISO SHARES:                 _______ Shares

ISO OPTION EXERCISE PRICE:            $______ per Share

DATE OF ISO GRANT:                    ___________________________

ISO VESTING SCHEDULE:                 Percentage  Date
                                      of Shares   (from Grant Date)
                                      ---------   -----------------

            THIS OPTION AGREEMENT (the "Agreement") is entered into as of the ___ day of _______, ____, by and between UNITED COMMUNITY BANKS, INC., a Georgia corporation (the "Company"), and the individual designated above (the "Optionee").

                              W I T N E S S E T H:

            WHEREAS, the United Community Banks, Inc. 2000 Key Employee Stock Option Plan (the "Plan") was adopted by the Company, effective December 8, 1999;

            WHEREAS, the Optionee performs valuable services for the Company, a subsidiary or one of their affiliates; and

            WHEREAS, the Board of Directors of the Company or the Committee responsible for the administration of the Plan has determined to grant the Option to the Optionee as provided herein.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    GRANT OF OPTION.

      1.1 Option. An option to purchase shares of the Company's Common Stock, par value $1.00 per share (the "Shares"), is hereby granted to the Optionee (the "Option").

      1.2 Number of Shares. The number of Shares that the Optionee can purchase upon exercise of the Option is set forth above.

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      1.3 Option Exercise Price. The price the Optionee must pay to exercise the
Option (the "Option Exercise Price") is set forth above.

      1.4 Date of Grant. The date that the Option is granted (the "Date of Grant") is set forth above.

      1.5 Type of Option. The Option is intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time, or any successor provision thereto, and shall be so construed; provided, however, that nothing in this Agreement shall be interpreted as a representation, guarantee or other undertaking on the part of the Company that the Option is or will be determined to be an Incentive Stock Option within the meaning of Section 422 of the Code. To the extent this Option is not treated as an Incentive Stock Option, it will be treated as a Non-qualified Stock Option.

      1.6 Construction. This Agreement shall be construed in accordance and consistent with, and subject to, the provisions of the Plan (the provisions of which are incorporated herein by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

      1.7 Condition. The Option is conditioned on the Optionee's execution of this Agreement. If this Agreement is not executed by the Optionee, it may be canceled by the Board of Directors.

2.    DURATION.

      The Option shall be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the Grant Date (the "Exercise Term"); provided, however, that the Option may be earlier terminated as provided in
Section 1.7 and Section 5 hereof.

3.    VESTING.

      The Option shall vest, and may be exercised, with respect to the Shares subject thereto, on or after the dates set forth in the attached "Optionee Statement," provided, however, the Option may be earlier terminated as provided in Section 1.7 and Section 5 hereof or in the Plan and subject to any limitations on exercise contained in Section 7 hereof.

4.    MANNER OF EXERCISE AND PAYMENT.

      4.1 Delivery. To exercise the Option, the Optionee must deliver a completed copy of the Option Exercise Form, attached hereto as Exhibit A and incorporated herein by reference, to the address indicated on such Form or such other address designated by the Company from time to time. The Option may be exercised in whole or in part with respect to the vested Shares; provided, however, the Committee may establish a minimum number of Shares (e.g., 100) for which an Option may be exercised at a particular time. Within thirty (30) days of delivery of the Option Exercise Form, the Company shall deliver certificates evidencing the Shares to the Optionee, duly endorsed for transfer to the Optionee, free and clear of all liens, security interests, pledges or other claims or charges, except those provided in this Agreement or the Plan, or any other agreement affecting the Shares. Contemporaneously with the delivery of the Option Exercise Form, Optionee shall tender the Option Exercise Price to the Company, by cash, check, wire transfer or such other

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method of payment (e.g., delivery of, or attestation to, Shares already owned)
as may be acceptable to the Committee pursuant to the Plan. Notwithstanding the foregoing, if Optionee is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938 ("FLSA"), Optionee may not exercise any Option prior to the date that is six (6) months after the Date of Grant unless Optionee's employment has terminated due to death, Disability, or Retirement after the Date of Grant.

      4.2 No Rights as Shareholder. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised,
(ii) the Company shall have issued and delivered the Shares to the Optionee, and
(iii) the Optionee's name shall have been entered as a shareholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares (subject to any restrictions on transferability of the Shares).

5.    TERMINATION OF EMPLOYMENT.

      5.1 Termination for Cause. If the Employee's employment is terminated by the Company for Cause (as defined in the Plan), all outstanding unvested Options granted to the Employee shall expire immediately, and the Employee's right to exercise any then outstanding vested Options shall terminate immediately upon the date that the Committee determines is the Employee's date of termination of employment.

      5.2 Termination Without Cause or For Good Reason.

            (1) If the Employee's employment with the Company and any Subsidiary is terminated involuntarily by the Company without Cause (as defined in the Plan) or is terminated by the Employee for Good Reason (as defined in subsection
(2) below), the Employee's Options shall continue to vest in accordance with the original vesting schedule set forth in this Agreement (just as if Employee had remained employed) and shall remain exercisable at any time prior to the expiration of the term of the Option. In the event of Employee's death after a termination covered by this subsection 5.2, the Options shall continue to vest and be exercisable in accordance with this subsection 5.2 as if Employee had lived and the Options shall be exercisable by the persons described in the Plan.

            (2) For purposes of this Option, a Good Reason for Termination by Employee of Employee's employment shall mean the occurrence (without the Employee's express written consent) of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraphs (i), (iii), or (iv) below, such act or failure to act is corrected prior to the Employee's date of termination:

                  (i) a material reduction in Employee's responsibilities at the
            Company; or

                  (ii) the required relocation of Employee's employment to a location outside of the market area of the Company; or

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                  (iii) a material reduction in the levels of coverage of
            Employee under the Company's director and officer liability insurance policy or indemnification commitments; or

                  (iv) a substantial reduction in Employee's base salary, a
            material reduction in his incentive compensation or the taking of any action by the Company which would, directly or indirectly, materially reduce any of the benefits provided to Employee under any of the Company's pension, deferred compensation, life insurance, medical, health and accident or disability plans in which Employee is participating.

            Employee's right to terminate employment for Good Reason shall not be affected by the Employee's incapacity due to physical or mental illness, except for a Disability as defined in the Plan. Employee's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

            5.3 Termination of Employment Due to Retirement from the Company. If the Employee's employment with the Company is terminated due to Retirement as defined in the Plan, all outstanding unvested Options shall continue to vest in accordance with the vesting schedule set forth in this Agreement (just as if Employee had remained employed) and all Options (regardless of whether vested or unvested as of the date of termination) shall remain exercisable at any time prior to the expiration of the term of the Options.

            5.4 Termination of Employment Due to Death. If the Employee's employment is terminated by the Company as a result of death, all outstanding unvested Options granted to the Optionee shall immediately vest, and thereafter all vested Options shall remain exercisable at any time prior to their expiration date or for one (1) year after the date of death, whichever period is shorter.

            5.5 Termination of Employment for Other Reasons. If the Employee's employment is terminated by the Company as a result of Disability, or the Employee voluntarily terminates (except for Good Reason or upon Retirement) his or her employment, all outstanding unvested Options shall expire as of the date of termination of employment, and any Options vested as of the date of termination shall remain exercisable at any time prior to their expiration date or for three (3) months (one year if termination is due to Disability) after the date of termination of employment, whichever period is shorter.

            5.6 Employment by Subsidiary. For purposes of this Option, employment with the Company includes employment with any Subsidiary of the Company. A change of employment between the Company and any Subsidiary or between Subsidiaries is not a termination of employment under this Agreement.

6.    NONTRANSFERABILITY.

      The Option shall not be transferable other than by will or by the laws of descent and distribution and during the lifetime of the Optionee, the Option shall be exercisable only by the Optionee.

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7.    SECURITIES LAWS RESTRICTIONS.

      The Option may not be exercised at any time unless, in the opinion of counsel for the Company, the issuance and sale of the Shares issued upon such exercise is exempt from registration under the Securities Act of 1933, as amended, or any other applicable federal or state securities law, rule or regulation, or the Shares have been duly registered under such laws. The Company intends to register the Shares issuable upon the exercise of the Option; however, until the Shares have been registered under all applicable laws, the Optionee shall represent, warrant and agree, as a condition to the exercise of the Option, that the Shares are being purchased for investment only and without a view to any sale or distribution of such Shares and that such Shares shall not be transferred or disposed of in any manner without registration under such laws, unless it is the opinion of counsel for the Company that such a disposition is exempt from such registration. The Optionee acknowledges that an appropriate legend giving notice of the foregoing restrictions may appear conspicuously on all certificates evidencing the Shares issued upon the exercise of the Option.

8.    NO RIGHT TO CONTINUED EMPLOYMENT.

      Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall this Agreement or the Plan interfere in any way with the right of the Company or a Subsidiary to terminate the Optionee's employment at any time.

9.    ADJUSTMENTS.

      In the event of a change in capitalization, such as a stock split, the Committee shall make appropriate adjustments to the number and class of Shares or other stock or securities subject to the Option and the purchase price for such Shares or other stock or securities. The Committee's adjustment shall be made in accordance with the provisions of Section 4.3 of the Plan and shall be effective and final, binding and conclusive for all purposes of the Plan and this Agreement.

10.   WITHHOLDING OF TAXES.

      10.1 The Company shall have the right to deduct from any distribution of cash to the Optionee an amount equal to the federal, state, local and foreign income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to the Option. If the Optionee is entitled to receive Shares upon exercise of the Option, the Optionee shall pay the Withholding Taxes (if any) to the Company in cash prior to the issuance of such Shares. In satisfaction of the Withholding Taxes, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option, having an aggregate Fair Market Value equal to the withholding Taxes, provided that, if the Optionee may be subject to liability under Section 16(b) of the Exchange Act, the election must comply with the requirements applicable to Share transactions by such Optionees.

      10.2 If the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to him pursuant to his exercise of the ISO Option within the two-year period commencing on the day after the Grant Date or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the

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Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office, and immediately deliver to the Company the amount of Withholding Taxes.

11.   OPTIONEE BOUND BY THE PLAN.

      The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

12.   MODIFICATION OF AGREEMENT.

      Except as expressly otherwise provided herein, this Agreement may not be modified, amended, suspended or terminated, and any terms or conditions may not be waived, except by a written instrument executed by the parties hereto.

13.   CANCELLATION AND RESCISSION OF AWARDS.

      If, at any time during the period that any Award is or may yet become exercisable in whole or in part, or at any time within six (6) months prior to, or after, the termination of employment with the Company, a Participant engages in any "Detrimental Activity" (as defined in the Plan), the Committee may, notwithstanding any other provision in this Agreement to the contrary, cancel, rescind, suspend, withhold or otherwise restrict or limit any unexpired, unpaid or deferred Award as of the first date the Participant engages in the Detrimental Activity, unless sooner terminated by operation of another term of this Agreement or any other agreement. Without limiting the generality of the foregoing, the Participant shall also pay to the Company any gain realized by the Participant from exercising all or any portion of the Awards hereunder during a period beginning six (6) months prior to the date on which the Participant enters into such activity.

14.   SEVERABILITY.

      Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

15.   GOVERNING LAW.

      The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the United States and the laws of the State of Georgia without giving effect to the conflicts of laws principles thereof.

16.   SUCCESSORS IN INTEREST.

      This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, reorganization, purchase of stock or assets, or otherwise, all or substantially all of the Company's assets and business. This Agreement shall inure to the benefit of the Optionee's heirs and legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

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17.   RESOLUTION OF DISPUTES.

      Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Optionee and the Company for all purposes.

18.   LEGAL CONSTRUCTION.

      The legal construction and interpretation of this Agreement (including, but not limited to, issues of gender, plural or singular, governing law and severability) shall be governed by the provisions of Article 19 of the Plan.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                          UNITED COMMUNITY BANKS, INC.

                          By:
                              ----------------------------------------------

                          Name:
                                --------------------------------------------

                          Title:
                                 -------------------------------------------

      By signing below, Optionee hereby accepts the Option subject to all its terms and provisions and agrees to be bound by the terms and provisions of the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors of the Company, or the Compensation Committee or other Committee responsible for the administration of the Plan, upon any questions arising under the Plan. Optionee authorizes the Company to withhold, in accordance with applicable law, from any compensation payable to him or her, any taxes required to be withheld by federal, state, local or foreign law as a result of the grant, existence or exercise of the Option, or subsequent sale of the Shares.

                          OPTIONEE

                          Signature:
                                     ---------------------------------------
                          Name:
                                --------------------------------------------